FRANKLIN RESOURCES, INC. AMENDED AND RESTATED DEFERRED COMPENSATION FUND PLAN (Amended and Restated Effective as of August 15, 2023) THIS AMENDED AND RESTATED FRANKLIN RESOURCES, INC. DEFERRED COMPENSATION FUND PLAN (the “Plan”) is adopted by FRANKLIN RESOURCES, INC. (the “Company”) as of the effective date set forth above (the “Effective Date”), under the terms and conditions hereinafter set forth, as may be further amended from time to time. This Plan was originally adopted effective as of November 16, 2021. The Company hereby amends and restates the Plan as set forth herein. ARTICLE I General 1.1. Purpose of Plan – The Company adopted the Plan to facilitate the deferral of compensation by designated employees of the Company and its Affiliates. 1.2. Nature of Plan – The Plan is intended to be a non-qualified, unfunded plan maintained to provide deferred compensation to a select group of management and/or highly compensated employees (within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA) of the Company and its Affiliates, and is not intended to be subject to ERISA (other than Title I, Subtitle B, Part 1, Reporting and Disclosure, and Title I, Subtitle B, Part 5, Administration and Enforcement). The Plan is intended to comply in form and operation with Section 409A and shall be so interpreted. ARTICLE II Definitions 2.1. Definitions – The following terms, as used herein, unless a different meaning is implied by the context, shall have the following meanings: Account – The account established for each Participant pursuant to Section 6.1. Administrative Committee – The Administrative Committee appointed under Section 10.3 to serve as the Administrator. Administrator – The person, group or entity designated in accordance with the provisions of ARTICLE X to administer and operate the Plan. Affiliate – Any member of the Employer Group, other than the Sponsor, designated by the Administrator as an “Affiliate” for purposes of the Plan.

- 2 - Beneficiary – Any person or persons so designated in accordance with the provisions of Section 8.2. Code – The Internal Revenue Code of 1986, as amended, or any provision or section thereof herein specifically referred to, as such Code, provision or section may from time to time be amended or replaced. Company – Franklin Resources, Inc., a corporation duly organized and existing under the laws of the State of Delaware, and its successors and assigns, unless otherwise herein provided. Compensation – Amounts payable by the Company or an Affiliate to a Participant which are attributable to services performed during the Election Year, limited to base salary, any cash bonus payable during the Election Year for a Fiscal Year ending on or after September 30th of the Election Year and such other bonuses or sales commissions that are attributable to services performed during the Election Year. Notwithstanding the above, Compensation does not include amounts payable for services performed outside the United States from a non-U.S. payroll. Compensation Deferral Agreement – The written or electronic agreement, on a form or in a format provided or approved by the Administrator, whereby a Participant elects to commence or resume participation in the Plan, and to defer Compensation pursuant to the terms of the Plan, the filing of which may be accomplished by physical or electronic receipt thereof by the Administrator. Compensation Deferral Agreement Deadline – September 30th of the Election Year preceding each Election Year for which a Compensation Deferral Agreement is to be effective. Compensation Deferral Contributions – Credits made to the Account of a Participant under Section 5.2. Covered Employee – Any Employee who is determined by the Administrator, in its sole and absolute discretion, to be a member of “a select group of management or highly compensated employees” within the meaning of Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA. Disability – Any condition that renders a Participant “disabled” within the meaning of § 1.414A-3(i)(4) of the Regulations. Distribution Date – The date on which a distribution is made pursuant to the terms of the Plan. Effective Date – The effective date of this amendment and restatement of the Plan is August 15, 2023. Election Year – The twelve (12)-month period to which a deferral election applies. The Election Year shall be the calendar year in all cases.

- 3 - Employee – Any person employed by the Company or an Affiliate within the United States. Employer Group – A group of employers consisting of the Company and all other employers who are treated as a single employer under Section 414(b) and/or (c) of the Code. ERISA – The Employee Retirement Income Security Act of 1974, or any provision or section thereof herein specifically referred to, as such Act, provision or section may from time to time be amended or replaced. Fiscal Year – The fiscal year of the Company, which currently ends on September 30th. FT 401(k) Plan – The Franklin Templeton 401(k) Retirement Plan, as amended from time to time. FT Funds – Mutual and money market funds sponsored by the Company, a subsidiary of the Company, any entity in which the Company has a twenty-five percent (25%) or greater ownership interest or an Affiliate. In addition, for all purposes under the Plan, the term “FT Funds” shall include any index fund available as an investment option under the FT 401(k) Plan, whether sponsored by the Company, a subsidiary of the Company, any entity in which the Company has a twenty-five percent (25%) or greater ownership interest, an Affiliate or a third party pursuant to the terms of the FT 401(k) Plan. Notwithstanding the foregoing, and for the avoidance of doubt, investments in a FT Fund or index fund through a self-directed brokerage option under the FT 401(k) Plan is not permitted as an investment option under this Plan. FT Sub – Franklin Templeton Companies, LLC, a Delaware limited liability company. Leave of Absence – An authorized absence from active employment under circumstances which are not treated by the Administrator as a Separation from Service, and with respect to which there is a reasonable expectation that the Participant will return to perform further services for the Employer Group. Participant – Any person, including, where appropriate according to the context of the Plan, any former Employee, who has an Account (with an undistributed balance) under the Plan. Payment Option Election – A written or electronic election, on a form or in a format provided or approved by the Administrator, pursuant to the Plan whereby a Participant elects the form and/or timing of the distribution of all or a portion of the Participant’s Account. Plan – The plan set forth herein, as amended from time to time. Regulations – Regulatory guidance promulgated by the Treasury Department with respect to Section 409A and, where appropriate, other sections of the Code (as such regulations are presently written or subsequently proposed, finalized, amended, supplemented or replaced). Return – The amount calculated under Section 6.4.

- 4 - Section 409A – Section 409A of the Code (as now or hereafter amended or replaced) and the Regulations and other Internal Revenue Service guidance issued thereunder. Separation from Service – A retirement or other termination of employment with the Employer Group under circumstances which do not constitute a Leave of Absence, and which meet the requirements of Regulations Section 1.409A-1(h). Where appropriate to the context, a Participant’s termination of employment by reason of death shall be deemed to be a Separation from Service. Notwithstanding the foregoing, a Leave of Absence shall be deemed to constitute a Separation from Service if the period of leave exceeds six (6) months (or such longer period for which the Participant retains re-employment rights with the Employer Group under an applicable statute or contract). Sponsor – The Company. Unforeseeable Emergency – An “Unforeseeable Emergency” shall be defined in accordance with §1.409A-3(i)(3) of the Regulations and, to the extent not inconsistent therewith, the following summary thereof: a severe financial hardship to the Participant resulting from an illness or accident of the Participant, their spouse or their dependent (as defined in Section 152 of the Code without regard to Sections 152(b)(1), (b)(2) and (d)(1)(B)), or any Beneficiary he or she has designated pursuant to Section 8.2.2 (and which designation is in effect when the unforeseeable emergency occurs), loss of the Participant’s property due to casualty (whether or not resulting from a natural disaster), or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, but only to the extent such emergency is not and may not be relieved: (i) through reimbursement or compensation by insurance or otherwise, (ii) by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship); or (iii) by cessation of deferrals under the Plan. However, determination of amounts reasonably necessary to satisfy the emergency need is not required to take into account any additional compensation that, due to the unforeseeable emergency, is available under another nonqualified deferred compensation plan but has not actually been paid. Examples of circumstances that may (under all relevant facts and circumstances) constitute an unforeseeable emergency are: (i) imminent foreclosure of or eviction from the Participant’s primary residence, (ii) the need to pay prescription drugs or other medical expenses (including non-refundable deductibles) of the Participant, spouse, dependent or Beneficiary, or (iii) funeral expenses of a spouse, dependent or Beneficiary; provided, however, that home purchase or college tuition will not, under normal circumstances, constitute an unforeseeable emergency. Value – The contributions and Return allocated to an Account less the amount of any distributions and forfeitures from the Account hereunder. 2.2. Statutory References – Statutory references in the Plan shall incorporate by reference all regulations, rulings, procedures, releases and other position statements issued by the relevant governmental agency with respect to such statutory provision.

- 5 - ARTICLE III Eligibility and Participation 3.1. Requirements – A Covered Employee shall be eligible to become a Participant on the January 1st of an Election Year on which both of the following requirements are met: 3.1.1 The Covered Employee is individually approved by the Administrator, in its sole and absolute discretion, for participation in the Plan; and 3.1.2 The Covered Employee is notified by the Administrator of his or her eligibility to participate in the Plan. 3.2. Enrollment and Participation – Participation in the Plan is voluntary. Each Covered Employee who has met the requirements of Section 3.1 may elect to participate in the Plan by filing a Compensation Deferral Agreement with the Administrator in accordance with Section 4.2. However, except as provided in the next paragraph, a Covered Employee shall not become a Participant until the effective date of a timely filed Compensation Deferral Agreement, as determined in accordance with Section 4.2 (so that participation may only begin on a January 1st). The election to become a Participant shall be made by, and only by, completing and delivering to the Administrator a Compensation Deferral Agreement. Subject to the right of the Administrator to prospectively terminate the status of any Participant as a Covered Employee, once an Employee has become a Participant, the Employee shall remain a Participant (without regard to whether or not a Compensation Deferral Agreement is in effect) throughout the Participant’s tenure as an Employee. 3.3. Change of Employment Category – During any period in which a Participant remains in the employ of the Employer Group, but ceases to be a Covered Employee: (i) the Participant will continue their Plan participation, and the Participant’s Account will continue to be credited with earnings or losses, as applicable, so long as the Participant’s Account has an undistributed balance, but (ii) the Participant’s Account shall not be credited with, nor shall the Participant be entitled to make, any deferral contributions based upon Compensation payable with respect to such period. However, if, at the time the Participant ceases to be a Covered Employee (other than on account ceasing to remain in the employ of the Employer Group), the Participant has a Compensation Deferral Agreement in effect the Participant’s deferral contribution thereunder shall continue until such time as the Compensation Deferral Agreement would lapse by its terms. In the event that a Participant who ceased to be a Covered Employee subsequently becomes a Covered Employee, the Participant shall be eligible to defer Compensation only after again meeting all of the requirements of Section 3.1 (including, without limitation, being notified by the Administrator of his or her eligibility to resume participation in the Plan) and filing a new Compensation Deferral Agreement pursuant to Section 3.2.

- 6 - 3.4. Leaves of Absence – During any authorized absence from active service that constitutes a Leave of Absence, a Participant shall continue to participate in the Plan to the same extent as if the Participant had not taken the leave of absence, and any Compensation Deferral Agreement shall remain in effect. 3.5. Separation from Service – Upon a Participant’s Separation from Service with the Company or an Affiliate, the Participant’s participation in the Plan shall terminate (except as provided in Section 3.7). If an Employee (whether or not a Participant) who has a Separation from Service is subsequently re-employed by the Company or an Affiliate, the Employee shall be treated as a new Employee who shall be eligible to become a Participant only after again meeting all of the requirements of Section 3.1 (including, without limitation, being notified by the Administrator of his or her eligibility to participate in the Plan) and filing a new Compensation Deferral Agreement pursuant to Section 3.2. 3.6. Failure to Participate When First Eligible – In the event that a Covered Employee who, pursuant to Section 3.1, is eligible to commence or resume participation fails to elect to participate when he or she first becomes eligible to become a Participant in the Plan, the Employee shall not again be eligible to participate until the first day of the next, or any subsequent, Election Year (provided the Employee is still then otherwise eligible for participation). If the Employee does so elect, the Employee’s participation shall be effective as of the date determined in accordance with Section 4.2. 3.7. Inactive Participation – In the event that a Participant’s active participation in the Plan ceases, as described in Sections 3.2, 3.3 or 3.5, or he or she ceases to make Section 5.2 deferral contributions or ceases to be a Covered Employee, the Participant shall nevertheless be deemed to remain as a Participant for all purposes other than the crediting of further Section 5.2 contributions to the Participant’s Account, until such time as there is no longer an undistributed balance in the Participant’s Account. ARTICLE IV Deferral Elections 4.1. General – The election by any Participant to defer Compensation pursuant to the terms of the Plan shall be made by, and only by, the filing of a completed Compensation Deferral Agreement with the Administrator. Subject to the remainder of this ARTICLE IV, deferral elections shall be made at the time, in the manner, and subject to the conditions specified by the Administrator. 4.2. Timing of Elections – An election to defer Compensation for any Election Year shall not be effective unless made on or before the Compensation Deferral Agreement Deadline for the Election Year to which the election relates. 4.3. Irrevocability of Elections – Except as provided in Section 4.5, an election to defer Compensation for an Election Year becomes irrevocable on, and may not be changed or revoked after, the Compensation Deferral Agreement Deadline for that Election Year.

- 7 - 4.4. Changes in Deferral Elections – A Participant shall be required to make an election to defer Compensation pursuant to a new Compensation Deferral Agreement with respect to each Election Year. No deferrals of Compensation will be made in any subsequent Election Year if a Participant fails to file a completed Compensation Deferral Agreement on or before the Compensation Deferral Agreement Deadline for any such subsequent Election Year, regardless as to whether the Participant is still eligible to defer Compensation under the Plan. See Section 8.3 regarding initial and subsequent Payment Option Elections. 4.5. Unforeseeable Emergency – Notwithstanding the provisions of Sections 4.2, 4.3 and 4.4, in the event of a Participant’s Unforeseeable Emergency, or in the event of a hardship withdrawal by a Participant under the FT 401(k) Plan (but only if the hardship withdrawal meets the requirements of §1.401(k)-1(d)(3) of the Regulations), the Participant may apply to the Administrator for permission to cancel (not merely postpone or delay) Section 5.2 Compensation Deferral Contributions for the remainder of the Election Year. The Administrator shall have the sole discretion (subject to Section 10.5) to determine whether the Participant’s circumstances meet the applicable standards. If a Participant receives payment on account of an Unforeseeable Emergency in accordance with ARTICLE IX, the Participant will cease to make Compensation Deferral Contributions for the remainder of the Election Year in which such payment is made. ARTICLE V Contributions 5.1. Nature of Contributions – Contributions described in this ARTICLE V shall not represent actual deposits to a separate fund or trust, but shall be bookkeeping entries in the form of credits to the Accounts of the Participants on whose behalf the contributions are made. 5.2. Compensation Deferral Contributions – 5.2.1 By so electing in their Compensation Deferral Agreement, each Participant may elect to defer Compensation (which would otherwise have been paid to the Participant) in any whole percentage amount designated by the Participant, provided that such amount is not less than 1% of the Participant’s Compensation nor more than such percentage or dollar maximum approved by the Administrator and reflected in the Compensation Deferral Agreement prior to the Compensation Deferral Agreement Deadline (with the percentage amount designated and any percentage limits approved by the Administrator applied in the aggregate until the dollar maximum is reached) for the Election Year. The Administrator may adjust the aggregate percentage or dollar maximums, and may approve a different percentage or dollar maximum for any specific element of Compensation, prior to the Compensation Deferral Agreement Deadline for an Election Year. 5.2.2 The Administrator may establish such procedures with respect to timing and amount of individual deferrals by each Participant as it deems appropriate to implement the limitations described in ARTICLE IV or this ARTICLE V (other than any procedure which would require or permit the Administrator to authorize payment to the Participant any Compensation previously deferred by the Participant pursuant to this Section 5.2.2 during the current or any preceding Election Year or which would permit a change or discontinuation of deferrals under the Plan that would violate Section 409A).

- 8 - 5.2.3 The gross amount of the Participant’s Compensation shall be reduced pursuant to each Participant’s Compensation Deferral Agreement. In lieu of payment of the deferred portion of the Participant’s Compensation to the Participant as earned, the Administrator will credit to the Participant’s Account dollar amounts equal to the deferred Compensation, each such credit to be made as of a date no later than fifteen (15) business days after the last day of the month during which the Participant would have been entitled to such Compensation had it been paid as current Compensation. 5.2.4 Any Federal Insurance Contributions Act (“FICA”) or other payroll tax which may be imposed on the Participant with respect to deferral contributions shall, unless otherwise determined by the Administrator, be deducted from the non-deferred remainder of the Participant’s remuneration. 5.3. Effect of Compensation Deferrals – With respect to any other employee benefit or welfare plan sponsored by the Company or an Affiliate under which the amount of any benefit is based on the compensation paid to an employee, a Participant’s compensation for the purpose of such employee benefit or welfare plan shall not include the amount of any Compensation deferrals under this Plan, unless otherwise specifically provided in such other plan. ARTICLE VI Participant Accounts 6.1. Account Established for Each Participant – An individual Account shall be established on the books of the Company or an Affiliate in the name of each Participant, for the purpose of accounting for contributions credited to, and benefits paid to or on behalf of, the Participant, and to account for incremental adjustments pursuant to Sections 6.3 and 6.4. Each Account shall be divided into such subaccounts, if any, as the Administrator deems appropriate to properly implement the provisions of the Plan. 6.2. No Funding Requirement – 6.2.1 General – Neither the Company nor any Affiliate shall be required to purchase, hold or dispose of any investments with respect to amounts credited to the Account, their only obligation being to make payments as described in ARTICLE VIII. Should the Company or an Affiliate elect to make contributions to a trust (hereinafter referred to as a “Trust”) to assist the Company or Affiliate in paying the benefits which may accrue hereunder, the amounts contributed shall be used to purchase the deemed investments under Section 6.3, subject to application of the provisions of this Section 6.2.1 to the actual investments. However, contributions to a Trust shall not reduce or otherwise affect the Company’s or Affiliate’s liability to pay benefits under the Plan (which benefits may be paid from a Trust or from the Company’s or Affiliate’s general assets, in the discretion of the Administrator), except that the Company’s or Affiliate’s liability shall be reduced by actual benefit payments from a Trust (and the Account shall be appropriately adjusted to reflect such payments). If any such investments, or any contributions to a Trust, are made by the Company or an Affiliate, such investments shall have been made solely for the purpose of aiding the Company or Affiliate in meeting its obligations under the Plan. To the extent that the Company or Affiliate does, in its discretion, purchase or hold any such

- 9 - investments (other than through contributions to the Trust), the Company or Affiliate will be named sole owner of all such investments and of all rights and privileges conferred by the terms of the instruments or certificates evidencing such investments. Nothing stated herein will cause such investments, or a Trust, to form part of the Account, or to be treated as anything but the general assets of the Company or Affiliate, subject to the claims of its general creditors, nor will anything stated herein cause such investments, or a Trust, to represent the vested, secured or preferred interest of the Participant or their Beneficiaries. The Company or Affiliate shall have the right at any time to use such investments not held in the Trust in the ordinary course of its business. Neither the Participant nor any of their Beneficiaries shall at any time have any interest in the Account or a Trust or in any such investments, except as a general, unsecured creditor of the Company or any Affiliate to the extent of the deferred compensation arrangement which is the subject of the Plan. 6.2.2 Off-Shore Prohibition – To the extent that the Company or an Affiliate actually makes contributions to a Trust, or otherwise directly or indirectly sets aside assets to assist in paying any benefits which may accrue hereunder, then, except as otherwise permitted by regulations or other guidance issued by the Internal Revenue Service under Section 409A(b), neither such assets, nor a Trust itself, shall be located or transferred outside of the United States (except to a foreign jurisdiction in which substantially all of the services giving rise to the benefits accruing hereunder are performed). 6.3. FT Funds – A Participant’s Account shall be deemed to be invested in the FT Funds designated or deemed designated by the Participant in accordance with this Section 6.3 or Section 6.5 for the purpose of determining the Account’s Value, which shall be the amount of contributions credited to the Account, together with the Return (positive or negative) on the Account, less any distributions or forfeitures from the Account. However, a Participant’s Account does not represent the Participant’s ownership of, or any ownership interest in, any FT Fund. Except as the Administrator shall otherwise determine, the FT Funds available for designation by Participants under the Plan shall be the same as those FT Funds in the FT 401(k) Plan as of any relevant time. However, the Administrator may, in its sole discretion, alter, modify, or eliminate any FT Fund option that is used to calculate the Return on any of the Participant’s Accounts under the Plan in accordance with changes made under the FT 401(k) Plan or otherwise. In the event the Administrator so alters, modifies or eliminates any FT Fund option, the Administrator shall, in its sole discretion, determine the appropriate reallocation of the FT Funds or substitution of another FT Fund that shall be used to calculate the Return on the affected Participant’s Accounts; provided that, except as the Administrator shall otherwise determine, if such alteration, modification or elimination of an FT Fund option occurs as a result of a similar action taken under the FT 401(k) Plan, any reallocation of the FT Funds or substitution of another FT Fund hereunder shall track such reallocation or substitution under the FT 401(k) Plan. The FT Funds resulting from such reallocation or substitution shall be deemed to have been designated by the Participant until such time as a different designation of FT Funds by the Participant as to the respective amounts in the Participant’s Account takes effect. 6.4. Return – Each Participant’s Account will be adjusted from time to time (at least monthly) to reflect the gains and losses that would be ascribed to the Account if the amounts credited to the Account were actually invested in the FT Funds designated or deemed designated by the Participant. In the event an FT Fund designated or deemed designated by a Participant pays

- 10 - dividends, distributes capital gains, or makes other distributions, the amount of such dividends and distributions shall be credited to the Participant’s Account as of the time of such adjustments and treated as part of the Return. 6.5. Participant Investment Designations – The Administrator may establish uniform rules and procedures to be followed with respect to the deemed investment of Participants’ Accounts in FT Funds. Participant investment designations shall be governed by the following provisions: 6.5.1 The Administrator shall determine the manner, period, and frequency of investment designations (e.g., daily, weekly, monthly, quarterly or annually). Different terms and conditions may be specified for different FT Funds (e.g., monthly designations for one FT Fund and quarterly designations for another FT Fund). Any term or condition imposed by the Administrator may apply to a Participant’s entire Account or may be applied separately to different investment media or to different types of contributions (e.g., future contributions versus the current balance of the Account). 6.5.2 Except as the Administrator shall otherwise determine, any initial or subsequent investment designation shall be in writing or filed electronically, on a form or in a format supplied or approved by the Administrator or its designee, and filed with the Administrator or its designee, and shall be effective on such date as may be specified by the Administrator or its designee. The Administrator may arrange for telephone, internet or other electronic investment designations, and may establish (and thereafter change) a limit on the number of investment designations that may be made by any Participant during a specified period. 6.5.3 All contributions (except for the Return on an FT Fund) shall be allocated among the separate FT Funds available in accordance with the then effective investment designation or deemed designation. Except as the Administrator shall otherwise determine, any distributions hereunder shall be taken proportionately from each separate FT Fund to which the Account is allocated at the time of the distribution. Any new investment designation may designate that, as of the date the new designation takes effect, the entire balance of the Participant’s Account at that date shall be reallocated among the designated FT Funds according to the percentages specified in the investment designations and/or future contributions shall be allocated in accordance with such new investment designation. No reallocations of the Participant’s Account are to be made merely to adjust for disproportionate investment growth among such FT Funds (other than in response to a subsequent investment designation filed with respect to the Participant’s Account). 6.5.4 In the event the Administrator or its designee receives an initial or revised investment designation which it deems to be incomplete, unclear, not in accordance with procedures established pursuant to this Section 6.5.4 or otherwise improper, the Participant’s investment designation then in effect shall remain in effect (or, in the case of a deficiency in an initial designation, the Participant shall be considered to have filed no investment designation) until a complete investment designation is filed in accordance with the rules and procedures established by the Administrator.

- 11 - 6.5.5 The Administrator may determine at any time to vary the rules provided above to accord with the requirements of any FT Fund, for ease in administration or for any other reason. 6.5.6 It is intended that all Participants be required to direct the deemed investment of their Accounts to the extent set forth in this Section 6.5.6. In the event that the Administrator possesses at any time instructions as to the deemed investment of less than all of a Participant’s Account, the Participant shall be deemed to have designated that the non-directed portion of their Account be deemed invested in a money market fund (or if a money market fund does not then exist, in the separate FT Fund which most closely resembles a money market fund or that is otherwise selected by the Administrator). 6.5.7 Notwithstanding anything contained herein to the contrary, neither the Administrator, the Company, any Affiliate nor any other person shall have any liability for any loss arising from or as a result of any investment designation or deemed designation by a Participant pursuant to Section 6.3 or this Section 6.5.7 or the performance of any of the FT Funds. In addition, such persons or entities shall have no responsibility to determine the appropriateness of any individual Participant’s investment designation or of the particular FT Funds made available for Participant designation under the Plan. ARTICLE VII Entitlement to Benefits 7.1. Separation from Service – In the event of a Participant’s Separation from Service for any reason other than death, he or she shall become entitled to the full amount of the balance of their Account, payable in the manner and at the time according to the provisions of ARTICLE VIII. 7.2. Death – In the event of the death of a Participant prior to their Separation from Service, the full amount of the balance of their Account shall become payable, in the manner and at the time according to the provisions of ARTICLE VIII, to the Participant’s designated Beneficiary. 7.3. In-Service Distribution – Notwithstanding Sections 7.1 and 7.2 above, in the event of an election for an in-service distribution under Section 8.3 with respect to the Compensation Deferral Contributions allocated for an Election Year, the Value of the portions of the Account attributable to such contributions shall be distributed as provided in such section. 7.4. Vesting – A Participant shall at all times be fully vested in their Account, but shall not be entitled to a distribution of any portion of the Account until payable according to, and in such manner and at such time or times provided under, the provisions of ARTICLE VIII. 7.5. Clawbacks – Subject to the last sentence of this Section 7.5, and notwithstanding any other provision of the Plan to the contrary, any portion of a Participant’s Account attributable to deferrals of cash incentive or bonus compensation shall be subject to potential forfeiture, cancellation, recoupment, rescission, payback or other action in accordance with the terms of any written compensation clawback policy or terms of any member of the Employer Group applicable

- 12 - to Participant, as may be amended from time to time (the “Policy”). As a condition of participation in the Plan, the Participant agrees and consents to the Employer Group’s application, implementation and enforcement of (a) the Policy or any similar policy established by the Company that may apply to the Participant and (b) any provision of applicable law relating to forfeiture, cancellation, rescission, payback or recoupment of compensation, and expressly agrees that the Company may take such actions as are necessary to effectuate the Policy, any similar policy (as applicable to the Participant) or applicable law without further consent or action being required by the Participant. ARTICLE VIII Distribution of Benefits 8.1. Benefits Payable in-Service or upon Separation from Service – If a Participant makes an irrevocable election under Section 8.3 for an in-service distribution, the portion of the Participant’s Account subject to such election will be distributed as provided in such section. Upon a Participant’s Separation from Service with the Company or an Affiliate for any reason other than death, distribution of the balance of the Participant’s Account (which is not subject to an election for an in-service distribution under Section 8.3) shall be made (or begun) on such date as may be irrevocably elected by the Participant in the Participant’s Payment Option Election under Sections 8.3.3.1 and 8.3.3.2, or such later date as may be applicable by reason of Section 8.1.2 or 8.4.2. If the Participant does not complete and file with the Administrator a valid and timely Payment Option Election with respect to any deferrals, then the balance of the Participant’s Account attributable to deferrals for which a Payment Option Election has not been completed shall be distributed in a single lump sum on (i) the first (1st) business day of the month following the Separation from Service, or (ii) such later date as may be applicable by reason of Section 8.1.2 or 8.4.2. Each date on which a distribution is actually made pursuant to this Section 8.1 is referred to as the Participant’s Distribution Date, and the distribution shall be determined and valued in accordance with Sections 6.3 and 6.4 as of such Distribution Date. 8.1.1 Cash Out – Notwithstanding the foregoing, and without regard to any Payment Option Election the Participant may have filed with the Administrator, if, on the date of the Participant’s Separation from Service, the portion of their Account has a Value of less than $22,500 (or such higher “applicable dollar amount” under Sections 402(g)(1)(B) and 402(g)(4) of the Code), the entire portion of their Account shall be distributed in a single lump sum on (i) the first (1st) business day of the month following the Separation from Service, or (ii) such later date as may be applicable by reason of Section 8.1.2 or 8.4.2. 8.1.2 Six-Month Delay for Specified Employees – Notwithstanding any provision in the Plan to the contrary, no distribution to a “Specified Employee” (as defined below) by reason of their Separation from Service, for any reason other than their death, may be made prior to the date that is the earlier of: (i) their date of death, or (ii) six (6) months after the date of their Separation from Service; in that event, their Distribution Date shall become the first (1st) day of the month following whichever of those two dates is applicable. This provision shall continue to apply during any period in which any stock of any member of the Employer Group is publicly traded on an established securities market (within the meaning of § 1.897-1(m) of the Regulations) or otherwise.

- 13 - A “Specified Employee” is any Participant who, as of the date of their Separation from Service with the Employer Group, is a “key employee” (within the meaning of Section 416(i)(1)(A)(i), (ii) or (iii) of the Code, applied in accordance with the regulations issued thereunder and disregarding Section 416(i)(5)) who meets the definition of a “Specified Employee” as determined under § 1.409A-1(i) of the Regulations. The Participant will be deemed to be a key employee as of the date of their Separation from Service with the Employer Group if he or she met the key employee requirement at any time during the twelve (12)-month period described in the aforesaid Regulations. 8.2. Death Benefits – In the event of the death of a Participant who has an undistributed balance in their Account: 8.2.1 Effect of Payment Option Election – Distribution of the balance of the Participant’s Account shall be made (or begun) to the Participant’s Beneficiary on the date specified in the Participant’s Payment Option Election completed in accordance with the provisions of Section 8.3 or as of any other date determined in accordance with the terms of the Plan and consistent with the provisions of Section 409A. If the Participant does not complete a Payment Option Election with respect to any deferrals, the portion of the Participant’s Account attributable to deferrals for which a Payment Option Election has not been completed shall be distributed to the Participant’s Beneficiary in a single lump sum on (i) the first (1st) business day of the month following the Separation from Service by reason of death, or (ii) such later date as may be applicable by reason of Section 8.4.2. Each date on which a distribution is actually made pursuant hereto is referred to as the Beneficiary’s Distribution Date, and the distribution shall be determined and valued in accordance with Sections 6.3 and 6.4 as of the Distribution Date. 8.2.2 Beneficiary Designation – Each Participant from time to time may designate any person or persons (who may be named contingently or successively) to receive such benefits as may be payable under the Plan upon or after their death, and such designation may be changed from time to time by the Participant by filing a new designation. Each designation will revoke all prior designations by the same Participant, shall be in form prescribed by the Administrator, and will be effective only when filed in writing or electronically with the Administrator during the Participant’s lifetime. 8.2.3 Failure to Designate Beneficiary – In the absence of a valid Beneficiary designation, or if, at the time any benefit payment is due to a Beneficiary, there is no living Beneficiary eligible to receive the payment, validly named by the Participant, the Company or an Affiliate shall distribute any such benefit payment to the person or persons designated to receive the Participant’s accrued benefit from the FT 401(k) Plan. In the absence of a valid designation to a living person under the FT 401(k) Plan, the Company or an Affiliate shall distribute the benefit payment to the Participant’s estate. In determining the existence or identity of anyone entitled to a benefit payment, the Administrator may rely conclusively upon information supplied by the personal representative of the Participant’s estate. In the event of a lack of adequate information having been supplied to the Administrator, or in the event that any question arises as to the existence or identity of anyone entitled to receive a benefit payment as aforesaid, or in the event that a dispute arises with respect to any such payment, or in the event that a Beneficiary designation conflicts with applicable law, or in the event the Administrator is in doubt for any other reason as to the right of any person to receive a payment as Beneficiary then, notwithstanding the foregoing,

- 14 - the Company or an Affiliate, in the sole discretion of the Administrator, may, in complete discharge, and without liability to the Administrator, the Company, any Affiliate or any other person for any tax or other consequences which might flow therefrom: (i) distribute the payment to the Participant’s estate, (ii) retain such payment, without liability for interest, until the rights thereto are determined, or (iii) deposit the payment into any court of competent jurisdiction. 8.3. Payment Option Elections – Payment elections, and changes therein, shall be made (and may only be made) by a Participant by the filing of a completed Payment Option Election with the Administrator, and in accordance with the provisions of this Section 8.3. 8.3.1 Initial Election – Simultaneously with the filing of his or her Compensation Deferral Agreement, or as a part thereof, but in no event later than the Compensation Deferral Agreement Deadline applicable thereto, a Participant shall complete and file with the Administrator a Payment Option Election. The Payment Option Election may be changed at any time prior to, but it becomes irrevocable on, the applicable Compensation Deferral Agreement Deadline. If the Participant does not complete a Payment Option Election with respect to any deferrals, the portion of the Participant’s Account attributable to deferrals for which a Payment Option Election has not been completed shall be distributed in a single lump sum on (i) the first (1st) business day of the month following the Participant’s Separation from Service, or (ii) such later date as may be applicable by reason of Section 8.1.2 or 8.4.2. 8.3.2 Subsequent Elections – Following the Compensation Deferral Agreement Deadline for the filing of their initial Compensation Deferral Agreement pursuant to Section 8.3.1, the Participant shall have no further right to file a revised Payment Option Election, or to alter any election set forth in a Payment Option Election filed with the Administrator, but the Participant shall have the right to make new elections from time to time. However, a new Payment Option Election may not be filed until the previous Payment Option Election (or a “default” payment distribution option under the last sentence of Section 8.3.1) has been in effect for at least one (1) Election Year. A new Payment Option Election shall be applicable only to deferrals in Election Years beginning after the filing of the new Payment Option Election, and all pre-existing elections shall remain in effect with respect to deferrals for the periods for which such elections were applicable. 8.3.3 Available Options – The Payment Option Election shall provide each Participant with the following choices: 8.3.3.1 Form of Distribution following a Separation from Service – The Participant may elect to have their distribution paid following a Separation from Service in either of the following three forms: 8.3.3.1.1 an immediate lump sum distribution on the date elected pursuant to Section 8.3.3.2; or 8.3.3.1.2 subject to Section 8.1.1, in five (5) annual installments commencing on the date elected pursuant to Section 8.3.3.2 and thereafter on each of the next four anniversaries of that date. The first (1st) installment shall equal one-fifth of the balance of the Account, the second (2nd) installment shall equal one-fourth of the remaining

- 15 - balance of the Account, the third (3rd) installment shall equal one-third of the remaining balance of the Account, the fourth (4th) installment shall equal one-half of the remaining balance of the Account, the fifth (5th) installment shall equal the entire remaining balance of the Account; or 8.3.3.1.3 for Election Years beginning on or after January 1, 2024, subject to Section 8.1.1, in ten (10) annual installments commencing on the date elected pursuant to Section 8.3.3.2 and thereafter on each of the next nine anniversaries of that date. The first (1st) installment shall equal one-tenth of the balance of the Account, the second (2nd) installment shall equal one-ninth of the remaining balance of the Account, the third (3rd) installment shall equal one-eighth of the remaining balance of the Account, the fourth (4th) installment shall equal one-seventh of the remaining balance of the Account, the fifth (5th) installment shall equal one-sixth of the remaining balance of the Account, the sixth (6th) installment shall equal one-fifth of the remaining balance of the Account, the seventh (7th) installment shall equal one-fourth of the remaining balance of the Account, the eighth (8th) installment shall equal one-third of the remaining balance of the Account, the ninth (9th) installment shall equal one-half of the remaining balance of the Account, the tenth (10th) installment shall equal the entire remaining balance of the Account. 8.3.3.2 Timing of Distribution following a Separation from Service – The Participant may elect to have his or her distribution paid (or begun) on either of the first (1st) business day of the month after the (i) date of the Participant’s Separation from Service; or (ii) the first (1st) anniversary of the Participant’s Separation from Service (or, in either case, such later date as may be applicable by reason of Section 8.1.2 or 8.4.2). 8.3.3.3 Form of Death Benefit Distribution – Upon the death of a Participant who, pursuant to Section 8.3.3.1.2 or 8.3.3.1.3, had elected installments for their lifetime distribution, the balance of the Participant’s Account shall be paid in accordance with the form of death benefit the Participant had elected in his or her Payment Option Election pursuant to Section 8.2.1. 8.3.3.4 In-Service Distributions – A Participant may elect to have the Value of the Participant’s Account (including the Return thereon) credited for an Election Year, distributed in a lump sum distribution on August 1st of either the fifth (5th) calendar year or, for Election Years beginning on or after January 1, 2024, the tenth (10th) calendar year following the end of the Election Year for which such contributions were credited (or such later date as may be applicable by reason of Section 8.4.2). The lump sum distribution under this Section 8.3.3.4 shall be in such form as is determined under Section 8.4.1. If a Participant elects an in-service distribution in his or her Payment Option Election under this Section 8.3.3.4, the Participant shall also make an election under the same Payment Option Election in accordance with Sections 8.3.3.1 and 8.3.3.2 with respect to portion of the Participant’s Account subject to such in-service distribution election to be effective in the event the Participant has a Separation from Service prior to the date the respective in-service distribution is made. If a Participant elects an in-service distribution under this Section 8.3.3.4 but fails to make an election in accordance with the preceding sentence and has a Separation from Service prior to the date the respective in-service distribution is made, the portion of the Participant’s Account subject to such election shall be distributed in a lump sum distribution on the first (1st) business day of the month following the

- 16 - Participant’s Separation from Service (or such later date as may be applicable by reason of Section 8.1.2 or 8.4.2). 8.3.4 Invalid Election – If a Payment Option Election does not conform to the requirements of Section 409A, then such Payment Option Election shall be void and the Participant shall be deemed not to have filed a Payment Option Election with respect to the portion of the Participant’s Account to which such invalid Payment Option Election relates. 8.4. Administration of Distributions – 8.4.1 Mode of Distribution – The Company or an Affiliate shall make all distributions from each Participant’s Account in cash based on the Value calculated in accordance with Sections 6.3 and 6.4 of the portion of the Participant’s Account (except as to distributions under Section 8.3.3.4, which, in the sole discretion of the Administrator, may be made in cash or in-kind in shares of the FT Funds to which the portion of the Participant’s Account being distributed was deemed invested). 8.4.2 Administrative Delay – All distributions made pursuant to this ARTICLE VIII shall be made on or as soon as administratively practicable after the stated date of distribution provided in this ARTICLE VIII, without regard to this Section 8.4.2, but in no event later than the end of the Participant’s taxable year which includes such stated date of distribution or, if later, two and one-half (2½) months after such stated date of distribution, provided that the Participant is not permitted directly or indirectly to designate the taxable year of the payment, or 8.4.3 Deductions – Any amounts payable under the Plan shall be subject to such deductions or withholdings, including, without limitation, any federal and state income taxes and FICA taxes as may be required by law, but shall not be deemed to be salary or other compensation for the purpose of computing benefits to which the Participant may be entitled under any retirement plan or other arrangement of the Company or any Affiliate for the benefit of its employees generally. With respect to distributions which are made in-kind in shares of FT Funds under Section 8.3.3.4, in lieu of such tax withholding, the Participant may pay to the Company or an Affiliate on or before the Distribution Date the amount the Company or Affiliate would otherwise deposit as federal and state income taxes and FICA taxes with respect to the distribution and thus avoid having to have the distribution reduced by such tax withholding; otherwise, the Participant shall be required to pay to the Company or Affiliate the amount the Company or Affiliate is required to deposit as tax withholding on or before the due date of the deposit. 8.4.4 Payment to Minor or Incompetent – If any person to whom a payment is due under the Plan is a minor, or is found by the Administrator to be incompetent by reason of physical or mental Disability, the Administrator shall have the right to cause the payments becoming due to such person to be made to another for their benefit, without responsibility of the Administrator to see to the application of such payments, and such payments will constitute a complete discharge of the liabilities of the Company or Affiliate with respect thereto. 8.4.5 Domestic Relations Order – To the extent permitted by and consistent with the provisions of Section 409A, payments shall be made to an alternate payee of the Participant to the extent required under a Domestic Relations Order (a “DRO”) as defined by

- 17 - Section 414(p)(1)(B) of the Code, that is applicable to the Plan. Any amount payable under the Plan to an alternate payee under a DRO shall be paid to the alternate payee designated in such DRO rather than to the Participant; provided, however, that such payment: (i) shall be reported for income tax purposes as a payment to the Participant, and (ii) shall only be paid to the alternate payee in such form, and at such time, as it would have been paid to the Participant but for the DRO. 8.4.6 Location of Participants and Beneficiaries – Any communication, statement or notice addressed to a Participant (or Beneficiary) at their last post office address filed with the Company or an Affiliate, or if no such address was filed with the Company or an Affiliate then at their last post office address as shown on the Company’s or Affiliate’s records, shall be binding on the Participant (or Beneficiary) for all purposes of the Plan. Except for the sending of a registered letter to the last known address, the Administrator shall not be obliged to search for any Participant (or Beneficiary). If the Administrator notifies any Participant (or Beneficiary) that he or she is entitled to an amount under the Plan and the Participant (or Beneficiary) fails to claim such amount or make their location known to the Administrator within three (3) years, then, except as otherwise required by law, the Administrator shall have the right to treat the amount payable as a forfeiture. 8.4.7 Compliance with Section 409A – Notwithstanding anything herein to the contrary, all distributions hereunder are intended to be made in accordance with the provisions of Section 409A (to the extent applicable), and to the extent that Section 409A applies to any provision of the Plan and such provision is subject to more than one interpretation or construction, such ambiguity shall be resolved in favor of that interpretation or construction which is consistent with the provision complying with the applicable provisions of Section 409A. Each payment under the Plan shall be treated as a separate payment for purposes of Section 409A. 8.5. Limitation on Payment Liability – The Company’s or Affiliate’s obligation to make any benefit distribution payment pursuant to this ARTICLE VIII (or otherwise under the Plan) shall be limited to the amount credited to the Participant’s Account as of the valuation date pertaining to such payment. Neither the Plan nor any action taken pursuant thereto guarantees any fixed dollar amount of payments to the Participant or their Beneficiary, estate or representative. The amount of payment under the Plan shall vary in accordance with the provisions of ARTICLE VI, and neither the Company, any Affiliate or the Administrator, nor any of their representatives, shall be responsible for any decrease in value of the Account by reason of investment performance reflected therein. ARTICLE IX Payments Due to Unforeseeable Emergency 9.1. Request for Payment – If a Participant suffers an Unforeseeable Emergency, he or she may submit a written request to the Administrator for payment of his or her Account. 9.2. No Payment If Other Relief Available – The Administrator will evaluate the Participant’s request for payment due to an Unforeseeable Emergency taking into account the Participant’s circumstances and the requirements of Section 409A. In no event will payments be

- 18 - made pursuant to this ARTICLE IX to the extent that the Participant’s hardship can be relieved: (a) through reimbursement or compensation by insurance or otherwise; (b) by liquidation of the Participant’s assets, to the extent that liquidation of the Participant’s assets would not itself cause severe financial hardship; or (c) by the cessation of deferrals under the Plan. 9.3. Limitation on Payment Amount – The amount of any payment made on account of an Unforeseeable Emergency shall not exceed the amount reasonably necessary to satisfy the Participant’s financial need, including amounts necessary to pay any Federal, state or local income taxes or penalties reasonably anticipated to result from the payment, as determined by the Administrator. 9.4. Timing of Payment – Payments made pursuant to this ARTICLE IX from a Participant’s Account shall be made as soon as practicable following the Administrator’s determination that an Unforeseeable Emergency has occurred, but in no event later than the end of the Participant’s taxable year in which such determination is made by the Administrator. ARTICLE X Administration 10.1. Administrative Authority – Except as otherwise specifically provided herein, the Company shall have the sole responsibility for and the sole control of the operation and administration of the Plan, and shall have the power and authority to take all action and to make all decisions and interpretations which may be necessary or appropriate in order to administer and operate the Plan, including, without limiting the generality of the foregoing, the power, duty and responsibility to: (i) resolve and determine all disputes or questions arising under the Plan, including the power to determine the rights of Employees, Participants and Beneficiaries, and their respective benefits, and to remedy any ambiguities, inconsistencies or omissions; (ii) adopt such rules of procedure and regulations as in its opinion may be necessary for the proper and efficient administration of the Plan and as are consistent with the Plan; (iii) implement the Plan in accordance with its terms and such rules and regulations; (iv) notify the Participants of any amendment or termination of, or of a change in any benefits available under, the Plan; and (v) prescribe such forms as may be required for Employees to make elections under, and otherwise participate in, the Plan. The power and authority of the Company under the Plan shall be delegated in the manner described in Section 10.2. 10.2. Plan Administration – The Plan shall be operated and administered on behalf of the Company by an Administrator. The Administrator shall be governed by the following: 10.2.1 FT Sub shall be the Administrator in the absence of any designation to the contrary by the Company. Alternatively, FT Sub may establish an Administrative Committee pursuant to Section 10.3 to act as the Administrator. Except as the Company shall otherwise expressly determine, the Administrator shall have full authority to act for the Company before all persons in any matter directly pertaining to the Plan, including the exercise of any power or discretion otherwise granted to the Company pursuant to the terms of the Plan. However, the following powers shall be reserved to the Company and/or FT Sub, as applicable, even if an Administrative Committee is appointed as Administrator: (i) the power to amend or terminate the

- 19 - Plan (including exercise of the discretion described in Section 11.3) and (ii) the power to appoint the membership of the Administrative Committee pursuant to Section 10.3.1. 10.2.2 The Administrator may appoint any persons or firms, or otherwise act to secure specialized advice or assistance, as it deems necessary or desirable in connection with the administration and operation of the Plan; and the Administrator shall be entitled to rely conclusively upon, and shall be fully protected in any action or omission taken by it in good faith reliance upon, the advice or opinion of such firms or persons. The Administrator shall have the power and authority to delegate from time to time all or any part of its duties, powers or responsibilities under the Plan, both ministerial and discretionary, as it deems appropriate, to any person, and in the same manner to revoke any such delegation of duties, powers or responsibilities. Any action of such person in the exercise of such delegated duties, powers or responsibilities shall have the same force and effect for all purposes hereunder as if such action had been taken by the Administrator. Further, the Administrator may authorize one or more persons to execute any certificate or document on behalf of the Administrator, in which event any person notified by the Administrator of such authorization shall be entitled to accept and conclusively rely upon any such certificate or document executed by such person as representing action by the Administrator until such third person shall have been notified of the revocation of such authority. The Administrator shall not be liable for any act or omission of any person to whom the Administrator’s duties, powers or responsibilities have been delegated, nor shall any person to whom any duties, powers or responsibilities have been delegated have any liabilities with respect to any duties, powers or responsibilities not delegated to him. 10.2.3 All representatives of the Company and FT Sub and/or members of the Administrative Committee shall use ordinary care and diligence in the performance of their duties pertaining to the Plan, but no such individual shall incur any liability: (i) by virtue of any contract, agreement, bond or other instrument made or executed by him or on their behalf in their official capacity with respect to the Plan, (ii) for any act or failure to act, or any mistake or judgment made, in their official capacity with respect to the Plan, unless resulting from their gross negligence or willful misconduct, or (iii) for the neglect, omission or wrongdoing of any other person involved with the Plan. The Company shall indemnify and hold harmless each such individual who is an Employee from the effects and consequences of their acts, omissions and conduct in their official capacity with respect to the Plan, except to the extent that such effects and consequences shall result from their own willful misconduct or gross negligence. If any matter arises as to which an individual is entitled to indemnity hereunder, the indemnitee shall give the Company prompt written notice thereof. The Company, at its own expense, shall then take charge of the disposition of the asserted liability, including compromise or the conduct of litigation. The indemnitee may, at their own expense, retain their own counsel and share in the conduct of any such litigation, but the failure to do so shall not adversely affect their right to indemnity. 10.2.4 Nothing in the Plan shall be construed so as to prevent any person involved in administration of the Plan from receiving any benefit to which he or she may be entitled as a Participant.

- 20 - 10.2.5 Expenses incurred in the administration and operation of the Plan (including the cost of any Returns and the functioning of the Administrative Committee) shall be paid by the Company or the Affiliates in proportion to the level of participation for their employees in the Plan for the respective Election Year, determined by the Administrator in such manner as it determines in its sole discretion. Notwithstanding anything to the contrary herein, distributions under the Plan may be made by the Company or any Affiliate as authorized by the Administrator. 10.3. Administrative Committee – FT Sub may designate and appoint a committee, to be known as the Administrative Committee, as Administrator. If an Administrative Committee is not appointed, the officers of FT Sub shall comprise the Administrative Committee. Except to the extent that the Company or FT Sub has retained any power or authority, or allocated duties and responsibilities to another, the Administrative Committee shall have full power and authority to administer and operate the Plan in accordance with its terms and in particular the authority contained in this ARTICLE X, and, in acting pursuant thereto, shall have full power and authority to deal with all persons in any matter directly connected with the Plan, in accordance with the following provisions: 10.3.1 The Administrative Committee shall consist of one or more individuals designated by FT Sub. Subject to their right to resign at any time, each member of the Administrative Committee shall serve (without compensation, unless otherwise determined by FT Sub) at the pleasure of FT Sub, and FT Sub may appoint, and may revoke the appointment of, additional members to serve with the Administrative Committee as may be determined to be necessary or desirable from time to time. Each member of the Administrative Committee, by accepting their appointment to the Administrative Committee, shall thereby be deemed to have accepted all of the duties and responsibilities of such appointment, and to have agreed to the faithful performance of their duties thereunder. 10.3.2 The Administrative Committee shall adopt such formal organization and method of operation as it shall deem desirable for the conduct of its affairs. The Administrative Committee shall act as a body, and the individual members of the Administrative Committee shall have no powers and duties as such, except as provided herein; the Administrative Committee shall act by vote of a majority of its members at the time in office, either at a meeting or in writing without a meeting. 10.3.3 Subject to Section 10.5, the determination of the Administrative Committee on any matter pertaining to the Plan within the powers and discretion granted to it shall be final and conclusive on all Participants and all other persons dealing in any way or capacity with the Plan. 10.4. Third Party Services – The Company, FT Sub or the Administrator may contract with any third party to provide services under the Plan for the convenience of the Company, FT Sub or the Administrator, including, but not limited to, the enrollment of Covered Employees as Participants, the maintenance of individual or other accounts and other records, the making of periodic reports and the disbursement of benefits to Participants and Beneficiaries.

- 21 - 10.5. Claims Procedure – A claims procedure (including a procedure for review of an adverse claim determination) that is intended to meet the requirements of Section 503 of ERISA and DOL Regs. § 2560.503-1, is annexed to the Plan as Appendix A. ARTICLE XI Amendment and Termination 11.1. Right to Amend – Subject to Sections 11.5 and 11.6, the Company and/or FT Sub shall have the right to amend the Plan in writing, at any time, and with respect to any provisions hereof, and all parties hereto or claiming any interest hereunder shall be bound thereby. The Company and/or FT Sub shall generally act through the Administrator in actions under this ARTICLE XI. 11.2. Amendment Required by Federal Law – Notwithstanding the provisions of Section 11.5, the Plan may be amended at any time, retroactively if required, by the Company or FT Sub if found necessary in order to conform to the provisions and requirements of the Code (including, without limitation, Section 409A) or ERISA, or any similar act or any amendments thereto or regulations promulgated thereunder. 11.3. Right to Freeze or Terminate Plan – Subject to Sections11.5 and 11.6 and the remainder of this section, the Company, FT Sub and, as to its own Participants, each Affiliate, reserves the right, at any time, and in its sole discretion, to freeze contributions and/or terminate the Plan, as follows: 11.3.1 Contribution Freeze – The Company or FT Sub may, at any time and from time to time, terminate Section 5.2 Compensation Deferral Contributions, or suspend such contributions for a fixed or indeterminate period of time. As to its own Participants, an Affiliate may, at any time, and from time to time, terminate Section 5.2 Compensation Deferral Contributions, or suspend such contributions, for a fixed or indeterminate period of time. In connection therewith, the Company, FT Sub or Affiliate, as applicable, may, but need not, suspend or terminate the ability of new Participants to enter the Plan (as otherwise provided for in ARTICLE III). 11.3.1.1 Impact of Contribution Freeze – In the event of action by the Company, FT Sub or an Affiliate to freeze (i.e., suspend or terminate) contributions, as described in this section, all affected contributions shall immediately cease, except as described in Section 11.3.1.2, but all other aspects of the Plan shall be continued, in which event distributions shall be made in accordance with ARTICLE VII and ARTICLE VIII, unless and until the Company, FT Sub or the Affiliate (if it is unrelated), as applicable, terminates the Plan in accordance with Section 11.3.2. 11.3.1.2 Potential Deferral of Contribution Freeze – Notwithstanding the provisions of Section 11.3.1.1, unless circumstances exist that would permit termination of the Plan pursuant to Section 11.3.2, Section 5.2 Compensation Deferral Contributions may not be terminated during their period of irrevocability. Accordingly, unless such circumstances are extant at the time the Company or FT Sub acts to freeze Section 5.2

- 22 - Compensation Deferral Contributions, cessation of such contributions shall be deferred until, as described in ARTICLE IV, the affected Participants’ Compensation Deferral Agreements would lapse by their terms. 11.3.2 Plan Termination – The Company, FT Sub or, as to its own Participants, an unrelated Affiliate may terminate the Plan at any time, but only if the conditions described in Section 11.3.2.1 are extant at the time at which the Company, FT Sub or the unrelated Affiliate acts to terminate the Plan (or such later date as of which the termination is to be effective). 11.3.2.1 Circumstances Under Which Plan May Terminate – Unless otherwise permitted under Section 409A, the Plan may terminate only if one or more of the following sets of circumstances exist on the date such termination is to be effective: 11.3.2.1.1 Dissolution or Bankruptcy – Termination and liquidation of the Plan: (i) within twelve (12) months of a corporate dissolution taxed under Section 331 of the Code, or (ii) with the appointment of a bankruptcy court pursuant to 11 U.S.C. § 503(b)(1)(A), in either case under conditions described in § 1.409A-3(j)(4)(ix)(A) of the Regulations. 11.3.2.1.2 Change in Control – Termination and liquidation of the Plan pursuant to irrevocable action taken by the Company, FT Sub or, as to its own Participants, an unrelated Affiliate within the thirty (30) days preceding or the twelve (12) months following a Change in Control Event under conditions described in § 1.409A-3(j)(4)(ix)(B) of the Regulations. For this purpose, a “Change in Control Event” is any one of the following (to the extent that it qualifies as such under § 1.409A-3(i)(5) of the Regulations): (i) a change in ownership within the meaning of § 1.409A-3(i)(5)(v) of the Regulations, (ii) a change in effective control within the meaning of § 1.409A-3(i)(5)(vi) of the Regulations, or (iii) a change in the ownership of assets within the meaning of § 1.409A-3(i)(5)(vii) of the Regulations. 11.3.2.1.3 Other Plan Termination – Termination and liquidation of the Plan under the conditions described in § 1.409A-3(j)(4)(ix)(C) of the Regulations. 11.3.2.1.4 Other Circumstances – Termination and liquidation of the Plan under such circumstances as may be prescribed in generally applicable guidance published by the Internal Revenue Service. 11.3.2.2 Impact of Plan Termination – Upon termination of the Plan: (i) eligibility of new Participants to enter the Plan pursuant to ARTICLE III shall cease, (ii) all contributions to the Plan shall cease, and (iii) the entire Account of each affected Participant (or Beneficiary) shall be distributed in a single lump sum (notwithstanding any continuing elections by the affected Participants as to form or timing of distributions), such distribution to occur as soon as administratively practicable, but, where applicable, only within the time parameters set forth in Section 11.3.2.1. 11.3.2.3 Pre-Existing Distribution Rights – Termination of the Plan shall not affect the form or timing of benefits to any Participant who becomes entitled thereto pursuant to ARTICLE VI and ARTICLE VIII without regard to the Plan termination, but only

- 23 - to the extent that such payments would have been made prior to the date on which the lump sum distribution of all distributions upon Plan termination, pursuant to Section 11.3.2.2, is to be made. 11.4. Employer-Level Change – Subject to Section 11.6: 11.4.1 Cessation of Business – Notwithstanding any other provision of the Plan to the contrary, in the event the Company ceases to actively carry on the trade or business in which a Participant was employed and if the cessation is not pursuant to a transaction whereby a successor entity assumes the obligations under the Plan (including the sale of all of the stock of an Affiliate), the entire value of the Account of an affected Participant shall be distributed in a single lump sum to the Participant (or, in the event the Participant is not then living, to the Beneficiary designated in accordance with Section 8.2) on such Distribution Date permitted by applicable Regulations, but only if, in connection with the cessation of business: (i) the cessation is in conjunction with an event that constitutes a permissible payment event described in Section 11.3.2, or (ii) the distribution is otherwise permitted under regulations or other guidance issued by the Internal Revenue Service under Section 409A on the basis that a Change in Control Event as defined in Section 11.3.2.1 has occurred. 11.4.2 Successor to Company – In the event of the merger, consolidation, sale of all or substantially all the assets, or reorganization, of the Company: 11.4.2.1 Provision may be made by which the Plan will be continued by the successor employer, in which case such successor shall be substituted for the Company under the Plan and Section 10.4.1 shall not apply to the transaction. The substitution of the successor shall constitute an assumption of Plan liabilities by the successor and the successor shall have all of the powers, duties and responsibilities of the Company under the Plan. 11.4.2.2 If the action described in Section 11.4.2.1 has not been taken within ninety (90) days from the effective date of the transaction, the Plan shall be deemed to have been terminated as of the effective date of the transaction, but not earlier than the earliest date permitted under Section 11.3.2.1, and the provisions of Section 11.3.2 shall be applicable thereto. 11.4.2.3 In the event of a transaction described in this section which applies to a portion of the Company, the provisions of this section shall apply only to the employees transferred in connection therewith. 11.5. Preservation of Rights – Amendment or termination of the Plan shall not affect the rights of any Participant (or Beneficiary) to payment of the amount in their Account, to the extent that such amount was payable under the terms of the Plan prior to the effective date of such amendment or termination. However, no action taken in accordance with Section 11.2 or 11.3 shall be deemed prejudicial to any interest of any Employee or Participant. 11.6. Section 409A Compliance – The Plan may not be amended or terminated in any way that results in a violation of Section 409A. In particular, except to the extent permitted by § 1.409A-3(j) of the Regulations, no amendment or termination of the Plan shall in any way (including a change in form of distribution) result in acceleration of the timing or amount of any payment (or any portion thereof) due under the Plan. An amendment that permits acceleration for any one or more of the reasons that constitute exceptions to the prohibition on acceleration of

- 24 - payments, pursuant to § 1.409A-3(j)(4) of the Regulations, shall not be deemed to be in violation of this section. ARTICLE XII Miscellaneous 12.1. Limitations on Liability of Company – Neither the establishment of the Plan nor any modification thereof, nor the creation of any Account, nor the payment of any benefits, shall be construed as giving to any Participant or other person any legal or equitable right against the Company or any Affiliate (or any person connected therewith), except as provided by law or by any Plan provision. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a fiduciary relationship between the Company or any Affiliate (or any person connected therewith) and any Participant, Beneficiary or other person. In no event shall the Company or any Affiliate (or any person connected therewith) be liable to any person for the failure of any Participant, Beneficiary or other person to be entitled to any particular tax consequences with respect to the Plan or any contribution thereto or distribution therefrom. 12.2. Construction – The Plan is intended to be exempt from ERISA (other than reporting and disclosure requirements and claims procedures, as to which no exemption is available) and, if any provision of the Plan is subject to more than one interpretation or construction, such ambiguity shall be resolved in favor of that interpretation or construction which is consistent with the Plan being so exempted. In case any provision of the Plan shall be held to be illegal or void, such illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provisions had never been inserted herein. For all purposes of the Plan, where the context admits, words in the masculine gender shall include the feminine and neuter genders, the singular shall include the plural, and the plural shall include the singular. Headings of articles and sections are inserted only for convenience of reference and are not to be considered in the construction of the Plan. Except to the extent preempted by the laws of the United States of America, the laws of Maryland shall govern, control and determine all questions arising with respect to the Plan and the interpretation and validity of its respective provisions. Participation under the Plan will not give any Participant the right to be retained in the service of the Company or an Affiliate or any right or claim to any benefit under the Plan unless such right or claim has specifically accrued hereunder. The Plan shall be construed in such manner as to comply with Section 409A. 12.3. Spendthrift Provision – No amount payable under the Plan will, except as otherwise specifically provided by law, be subject in any manner to anticipation, alienation, attachment, garnishment, sale, transfer, assignment (either at law or in equity), levy, execution, pledge, encumbrance, charge or any other legal or equitable process, and any attempt to do so will be void; nor will any benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled thereto. The foregoing shall not preclude any arrangement for: (i) the withholding of taxes from Plan benefit payments, (ii) the recovery by the Plan of overpayments of benefits previously made to a Participant, or (iii) the direct deposit of benefit payments to an account in a banking institution (if not part of an arrangement constituting an assignment or alienation).

- 25 - In the event that any Participant’s benefits are garnished or attached by order of any court, the Company may bring an action for a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid by the Plan. During the pendency of said action, any benefits that become payable shall be paid into the court as they become payable, to be distributed by the court to the recipient it deems proper at the close of said action. 12.4. Tax Consequences of Payments – The Company does not make any representations as to the tax consequences of any compensation or benefits provided hereunder (including, without limitation, under Section 409A). The Participant is solely responsible for any and all income, excise or other taxes imposed on Participant with respect to any and all compensation or other benefits provided to Participant. 12.5. Limitation of Rights: No Contract of Employment – The terms of the Plan shall not be deemed to constitute a contract of employment between any member of the Employer Group and the Participant, and the Participant (or their Beneficiary) shall have no rights against any member of the Employer Group except as may be specifically provided herein. Moreover, nothing in the Plan shall be deemed to limit in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time or be evidence of any agreement or understanding, express or implied, that the Company or an Affiliate will employ a Participant in any particular position or at any particular rate of remuneration. * * *

(Signature Page to Franklin Resources, Inc. Deferred Compensation Fund Plan) IN WITNESS WHEREOF, the Plan is executed effective as of the Effective Date. FRANKLIN RESOURCES, INC. By: /s/ Gwen L. Shaneyfelt Gwen L. Shaneyfelt Chief Accounting Officer

APPENDIX A FRANKLIN RESOURCES, INC. DEFERRED COMPENSATION FUND PLAN CLAIMS PROCEDURE Initial Claim If you dispute any issue regarding the Plan, you may file a written claim under the Plan’s claims procedure. Your claim must state the specific reason(s) why you believe you are entitled to the benefit for which you are applying or the issue for which you are filing a claim, and must be delivered to the Administrator (at the normal Company address, unless the Administrator provides a different address). You will be provided a written or electronic notice of the determination of your claim. If your claim is denied, the Administrator will provide you with a notice of the adverse determination, setting forth: (i) the specific reason(s) for the denial, (ii) specific reference to pertinent Plan provisions on which the denial is based, (iii) a description of any additional material or information necessary for you to perfect your claim and an explanation of why such material or information is necessary, and (iv) an explanation of the Plan’s appeal procedure (including applicable time limits and a statement that, if your claim is adversely decided on appeal, you may bring a civil action under Section 502(a) of ERISA). The adverse determination notice will be provided to you within ninety (90) days after your claim has been received. However, in special circumstances requiring an extension, the ninety (90)-day period may be extended (for not more than an additional ninety (90) days unless you agree), if the Administrator gives you written notice, before the end of the initial ninety (90)- day period, setting forth the reason(s) for the extension and the estimated decision date. If the extension notice indicates that the extension is needed because you have not provided information necessary to decide your claim, and the notice asks for that information, the time limit on the extension does not begin to run until you have provided the requested information.

Appeal If you have received an adverse determination notice, you are entitled to an appeal. You must submit your written appeal to the Administrator within sixty (60) days following the date on which you received the adverse determination notice. You may submit written comments, documents, records and other information relating to your claim (regardless of whether such information was submitted or considered in arriving at the initial adverse determination). Upon request, you will be provided (free of charge) with reasonable access to, and copies of, all documents, records and other information relevant to your claim. For these purposes, an item is relevant if: (i) it was relied upon in making the initial claim determination, or (ii) it was submitted, considered or generated in the course of actually making the initial claim determination, or (iii) it demonstrates compliance with the requirement that claim determinations be made in accordance with the applicable Plan provisions consistently applied. Your appeal will be given full and fair consideration. You will be provided a written or electronic notice of the determination of your appeal. If your appeal is denied, the Administrator will provide you with a notice of the adverse determination, setting forth: (i) the specific reason(s) for the adverse determination, (ii) reference to the specific Plan provisions on which the determination is based, (iii) notice of your right to bring a civil action under Section 502(a) of ERISA, and (iv) a statement that you are entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to your claim. Notice of the decision on your appeal will be provided to you within sixty (60) days after your appeal has been received. However, in special circumstances requiring an extension, the sixty (60)-day period may be extended (for not more than an additional sixty (60) days unless you agree), if the Administrator gives you written notice, before the end of the initial sixty (60)- day period, setting forth the reason(s) for the extension and the estimated decision date. If the extension notice indicates that the extension is needed because you have not provided information necessary to decide your appeal, and the notice asks for that information, the time limit on the extension does not begin to run until you have provided the requested information. General You are required to complete both the initial claim procedure and the appeal procedure before you may exercise any right to bring a civil action under Section 502(a) of ERISA (i.e., to file suit in a federal or state court). During the claim and appeal process, you must raise all issues and legal theories you wish to have considered at any time during the review process or any subsequent lawsuit. At any point in the claims procedure, you may designate someone to act as your duly authorized representative. However, you may be required to provide the Administrator with a written power of attorney or other evidence that the person is authorized to act for you. No legal action, including a lawsuit, may be brought more than one (1) year after a final decision is rendered on an appeal. In addition to the one (1)-year deadline that applies to filing a lawsuit after the claim and appeal procedures are exhausted, there is a general time limitation that applies to all lawsuits involving all types of Plan issues. You must commence any such lawsuit involving Plan claims no later than two (2) years after you first receive information that constitutes a clear repudiation of the rights you are seeking to assert (i.e., the underlying event or issues that should have triggered your awareness that your rights under the Plan may have been violated). Any period of time when your claim is in the claim and appeal procedure described above (i.e., the time between when you file your claim and the time you receive a final determination letter) does not count against the two (2)-year period. The Administrator (or its delegate) has absolute authority and sole discretion to interpret and apply Plan provisions and determine facts, benefits and eligibility. All interpretations, decisions and determinations of the Administrator are intended to be final, conclusive and binding on all parties having an interest in the Plan.